J.P. Morgan Institutional Funds
J.P. Morgan Institutional Money Market Funds
Supplement dated July 27, 1998, as applicable to the following Prospectuses:

J.P. Morgan Institutional Money Market Funds (combined), dated 2/2/98 J.P. Morgan Institutional Prime Money Market Fund, dated 2/2/98
J.P. Morgan Institutional Treasury Money Market Fund, dated 2/2/98 J.P. Morgan Institutional Federal Money Market Fund, dated 2/2/98 J.P. Morgan Institutional Tax Exempt Money Market Fund, dated 2/2/98

Effective August 1, 1998, the shareholder servicing fee payable to Morgan for each of the above funds will increase from 0.05% to 0.10%. This will have no immediate impact on shareholders since the expense reimbursement for each of the funds will remain in place as described in the Prospectus.